UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA		90067
(Address of principal executive offices)		(Zip code)

Copies to:

Daniel J. Hall		Monica Shilling., Esq.
2000 Avenue of the Stars		Proskauer Rose LLP
12th Floor		2049 Century Park East
Los Angeles, California		Suite 3200
90067		Los Angeles, California 90067
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4200

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

April 30, 2013

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17
Proxy & Portfolio Information	24
Dividend Reinvestment Plan	25
Approval of Investment Advisory Agreement	26
Corporate Information	28
Privacy Notice	29
Directors and Officers	30

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

April 30, 2013

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund", or "ARDC"). We appreciate the trust and confidence in Ares Management that you have demonstrated through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Conditions within the capital markets have remained consistently strong throughout 2013 thus far, fueled by an ever increasing number of accommodative central banks and encouraging corporate earnings in the U.S. The credit markets continue to advance alongside the broader market as well, driven by robust technical conditions. The Credit Suisse Leveraged Loan Index ("CSLLI") has posted a gain of 3.14% year-to-date and the BofA Merrill Lynch High Yield Master II Index ("H0A0") has returned 4.81% year-to-date. The S&P 500 furthered its advance into record breaking territory as the index closed just shy of the 1,600 mark at the end of April. Equities have led performance throughout much of the year thus far returning 12.74% year-to-date, outpacing both of the bank loan and high yield bond indices.

Positive investor sentiment and the continued rally in U.S. capital markets have become the primary focus of the year thus far. However, the rally has diverted attention from an apparent disconnect between the rapid rise of the markets and fundamental economic improvement to date. U.S. economic expansion still remains mired in sluggish growth confounded by a labor market that has struggled to evidence consistent long-term improvement. Optimism prevails however, (especially with the Fed's QE efforts firmly underway) and encouraging data has surfaced to further support this sentiment. On a credit basis, corporate earnings appear to be on pace to break a quarterly earnings record with approximately 70 percent of the companies in the S&P 500 having exceeded their first quarter estimates out of the two thirds of companies that have reported thus far. The full effects of federal spending cuts have yet to materialize, which may pressure future job growth in the coming months.

Technical conditions within the credit markets remain robust as continued demand for the asset class has caused yields to decrease. Demand continues to outpace supply in the loan market with consistent inflows into retail bank loan focused mutual funds and ETFs totaling approximately $4.5 billion for the month of April according to Lipper/FMI. Slower collateralized loan obligation ("CLO") formation notwithstanding, visible inflows exceeded new supply by $7.8 billion: $10.4 billion to $2.6 billion, according to S&P Capital IQ LCD. While M&A loan volume has increased year-over-year, the forward calendar looks lackluster, especially in comparison to forecasted demand. Secondary loan prices reached fresh new post-crisis highs in April, and new issue spreads tightened even further with reverse flexes and repricings continuing unabated. High yield demand has accelerated as of late with Lipper/FMI reporting the highest four-week trailing average since January, with inflows into retail high yield focused mutual funds and ETFs topping $1 billion over the past month. Refinancing activity retreated as a percentage of high yield bond new issuance, comprising 36% of the volume of new deals in April, versus 73% in March. Event driven activity such as M&A contributed to 30% of the April's volume, the highest rate since October 2011 as participants are eager for LBO activity to increase and add fresh supply to a parched market.

According to S&P Capital IQ, as of April 2013, year-to-date issuance of new CLOs stands at over $30 billion. The rate of CLO primary issuance tailed off in April, slipping to a nine-month low of $3.9 billion from a post-credit-crisis high of $10.7 billion during March. The month-over-month decline can be attributed to two major factors. First, on April 1st, the FDIC implemented a set of new regulatory capital rules on U.S. banks that increased capital requirements for CLO investments. In an attempt to avoid this marginal surcharge on capital, many CLOs that were otherwise slated for April were pulled into March. Second, an increasing number of CLO equity investors, and some CLO managers, have begun investing capital into loan warehouse facilities to facilitate longer ramp-up periods of CLO collateral portfolio, thereby delaying the timing of such deals. The relatively slower pace of supply in April, combined with strong demand from debt tranche buyers, helped sustain triple-A spreads and also led to tighter spreads from double-A to double-B. Despite strong spread performance, surveys of spreads and relative value comparing CLOs to both credit and asset-backed security ("ABS") products continue to support our view that CLOs remain attractive as an asset class, and an alternative means of gaining exposure to senior secured loans. For additional information about the instruments in which ARDC invests, please refer to the Fund's prospectus and statement of additional information.

In early May the European Central Bank announced it would cut its key lending rate to a record low and provided additional commentary that it potentially could undertake more dramatic stimulative measures in light of the struggling Eurozone economy. Such accommodative policies undertaken by the central banks has led to a lack of volatility in the financial markets and has been a primary impetus for the "risk on" trade that has perpetuated much of 2013. Fundamental risks still

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2013

remain throughout the Eurozone however, with stubbornly high unemployment and fragile governments, especially in the southern region. The propensity for market volatility over the short-term is likely especially given the risks that remain, which should provide a compelling entry point for targeted investments.

Given expectations for the tapering of central bank intervention over the intermediate term, the Fund has focused on sustaining a majority weighting to floating rate securities, which represented 55% of the total Fund's assets as of April 30, 2013. Despite a call for increasing rates over the intermediate term, we continue to see modest to below-average credit risk over that time period as the economy in the United States gradually improves, corporate balance sheets remain in good health and debt maturities have been extended for an increasing percentage of companies in our investible universe. We also view the stronger capital markets as providing support for future positive events in some of the more storied assets. We continue to keep a watchful eye on the European markets as lower to negative growth and a smaller capital market represent potential catalysts for volatility, which could offer attractive entry points for future investment. Overall, we view the below-investment grade credit markets as an attractive asset class for capital deployment given current income and security characteristics, particularly relative to equities and investment grade credit.

Ares Dynamic Credit Allocation Fund, Inc.

Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC". The Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation, by investing in a broad, dynamically-managed portfolio of credit investments. As of April 30, 2013, ARDC held just over 45% of its Managed Assets in corporate bonds, approximately 40% in senior loans, and approximately 15% in structured credit. The Fund's current CLO investments consist of both new issue and secondary market tranches, rated triple-B or higher. Many of these investments were made during February and March where we were able to take advantage of robust supply and softer market conditions than we observed in January. CLO exposure in ARDC is limited to 20% of the fund. To date we have elected to maintain a lower-than-maximum exposure to CLOs, and our current allocation is approximately 15%. We believe this positions the fund to take advantage of what we believe may be an even more attractive CLO market later this year as supply is expected to be very robust during the second half of this year. As of April month-end, ARDC's investments included 130 issuers diversified across more than 30 distinct industries (based on Merrill Lynch industry classifications). The top five industry groups represented approximately 45% of total holdings of ARDC while the top ten issuer holdings accounted for less than 15% of total portfolio holdings. ARDC has outperformed the CSLLI and the H0A0 for the YTD period ending April 30, 2013 on a Net Asset Value ("NAV") basis. We maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in the new issue and secondary markets.

Thank you for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.aresdc.com.

Best Regards,

Ares Management LLC

Disclaimer

Past performance is not indicative of future results.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

April 30, 2013 (Unaudited)

Portfolio Characteristics as of 4.30.13

Weighted Average Floating Coupon	4.99%
Weighted Average Bond Coupon[1]	9.16%
Current Distribution Rate[2]	7.06%
Dividend Per Share	$0.117

1 The weighted-average gross interest rates of the pool of bonds at the time the securities were issued.

2 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of April 30th, 2013. The Fund currently estimates that such distributions have been paid entirely from income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "News" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Top 10 Holdings3 as of 4.30.13

Hertz Global Holdings	1.79%
Dubai Aerospace	1.56%
Virgin Media Inc.	1.50%
West Corporation	1.45%
Alliance Laundry Systems	1.44%
Entravision Communications	1.43%
Doncasters PLC	1.36%
Host Hotels & Resorts	1.31%
Michael Foods Group Inc.	1.26%
Wind Telecomunicazioni S.P.A.	1.25%

3 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 4.30.13

	Market	NAV	Index**
Year to Date	1.87%	4.72%	3.14%
1 Month	0.09%	1.21%	0.75%
Since Inception*	1.92%	5.32%	4.09%

*Since Inception of fund (11/27/2012). Past performance is not indicative of future results. Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

**Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market.

Portfolio Composition as of 4.30.13

This data is subject to change on a daily basis.

Fixed vs. Floating Rate as of 4.30.13

Industry Allocation4 as of 4.30.13

4 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Ratings Breakdown as of 4.30.13

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

April 30, 2013 (Unaudited)

Floating Rate Term Loans 55.5%(b)

	Principal Amount	Value(a)
Aerospace & Defense 2.3%
Booz Allen Hamilton, Inc., Initial Tranche B Term Loan, 4.50%, 07/31/2019	$2,487,500	$2,518,594
DAE Aviation Holdings, Inc., Tranche B-1 Loan (2018), 6.25%, 11/02/2018	571,596	580,170
FR Acquisition Corporation (U.S.), Inc., Facility B (Mezzanine), 11.51%, 12/21/2017(c)	1,660,178	1,577,169
JFB Firth Rixson, Inc., Initial Dollar Term Facility, 4.25%, 06/30/2017	6,250	6,313
Sequa Corporation, Initial Term Loan, 5.25%, 06/19/2017	2,493,750	2,530,757
Standard Aero, Ltd., Tranche B-2 Loan (2018), 6.25%, 11/02/2018	542,079	550,210
		7,763,213
Automobile 3.7%
Affinia Group, Inc., Term Loan B-2, L+3.50%, 04/30/2020(d)(e)	1,484,099	1,500,795
Federal-Mogul Corporation, Tranche B Term Loan, 2.14%, 12/27/2014	1,976,058	1,872,000
Federal-Mogul Corporation, Tranche C Term Loan, 2.14%, 12/27/2015	1,008,193	955,102
INA Beteiligungsgesellschaft mbH, Term Loan C (USD), 4.25%, 01/27/2017	2,925,000	2,955,683
INA Beteiligungsgesellschaft mbH, Term Loan C (EUR), 4.75%, 01/27/2017	€2,000,000	2,634,199
TI Group Automotive Systems, LLC, Amended Term Loan, 5.50%, 03/28/2019	$2,529,183	2,567,121
		12,484,900
Banking, Finance & Insurance 1.8%
Asurion, LLC, Incremental Tranche B-1 Term Loan Extended, 4.50%, 05/24/2019	3,924,259	3,967,936
Ocwen Loan Servicing, LLC, Initial Term Loan, 5.00%, 02/15/2018	2,000,000	2,031,500
		5,999,436

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Beverage, Food & Tobacco 1.9%
Del Monte Foods Company, Initial Term Loan, 4.00%, 03/08/2018	$3,496,250	$3,521,353
Michael Foods Group, Inc., Term B Loans, 4.25%, 02/23/2018	2,813,832	2,852,522
		6,373,875
Broadcasting & Entertainment 3.4%
Cumulus Media Holdings, Inc., Term Loan (2018), 4.50%, 09/16/2018	4,763,461	4,845,345
Gray Television, Inc., Initial Term Loan, 4.75%, 10/12/2019	2,409,910	2,443,046
Salem Communications Corporation, Term Loan, 4.50%, 03/14/2020	4,000,000	4,055,000
		11,343,391
Cable & Satellite TV 1.4%
Virgin Media Investment Holdings, Ltd., (GBP) Term Loan, L+3.75%, 02/15/2020(d)(e)	£3,075,000	4,823,435
Chemicals, Plastics & Rubber 3.2%
ANI Printing Inks B.V., Facility B1 (NL), L+5.25%, 12/31/2014(d)(e)	€2,614	3,457
ANI Printing Inks B.V., Facility C1 (NL), L+5.25%, 12/31/2014(d)(e)	5,612	7,423
ANI Printing Inks B.V., Tranche B4 Term Facility, L+5.25%, 12/31/2014(d)(e)	7,012	9,276
ANI Printing Inks B.V., Tranche C2 Term Facility, L+5.25%, 12/31/2014(d)(e)	421,739	557,825
ANI Printing Inks B.V., Tranche C4 Term Facility, L+5.25%, 12/31/2014(d)(e)	7,017	9,280
Flint Group Belgium, Facility B2 (BE), L+5.25%, 12/31/2014(d)(e)	7,190	9,510
Flint Group Belgium, Facility C2 (BE), L+5.25%, 12/31/2014(d)(e)	12,254	16,208
Flint Group Germany GmbH, Tranche B1 Term Facility, L+5.25%, 12/31/2014(d)(e)	528,422	697,193

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Flint Group Germany GmbH, Tranche B2 Term Facility, L+5.25%, 12/31/2014(d)(e)	€742,687	$982,337
Flint Group Germany GmbH, Tranche C1 Term Facility, L+5.25%, 12/31/2014(d)(e)	684,532	905,416
Flint Group Germany GmbH, Tranche C2 Term Facility, L+5.25%, 12/31/2014(d)(e)	490,749	649,104
Flint Group GmbH, Facility C3 (DE), L+5.25%, 12/31/2014(d)(e)	232,456	307,465
Flint Group UK, Ltd., Facility B1 (UK), L+5.25%, 12/31/2014(d)(e)	1,963	2,596
Flint Group UK, Ltd., Facility B4 (UK), L+5.25%, 12/31/2014(d)(e)	32	42
Flint Group UK, Ltd., Facility C4 (UK), L+5.25%, 12/31/2014(d)(e)	30	40
HII Holding Corporation, Term Loan 2nd Lien, 9.50%, 12/21/2020	$1,500,000	1,548,750
HII Holding Corporation, U.S. Term Loan 1st Lien, 5.25%, 12/20/2019	2,992,500	3,037,388
Tronox Pigments (Netherlands) B.V., Term Loan, L+3.50%, 02/08/2018(d)(e)	2,000,000	2,028,120
		10,771,430
Diversified & Conglomerate Services 4.4%
Advantage Sales & Marketing, Inc., 2013 Incremental Term Loan 1L, 4.25%, 12/18/2017	3,888,235	3,931,977
Advantage Sales & Marketing, Inc., 2013 Other Term Loan 2L, 8.25%, 06/17/2018	1,569,300	1,573,223
Brickman Group Holdings, Inc., Tranche B-1 Term Loan, 5.50%, 10/14/2016	2,694,464	2,729,277
Language Line, LLC, Tranche B Term Loan, 6.25%, 06/20/2016	1,994,561	1,976,491
VWR Funding, Inc., Dollar Term B-1 Loan, 4.20%, 04/03/2017	1,720,688	1,740,045
VWR Funding, Inc., Euro Term B-1 Loan, 4.37%, 04/03/2017	€997,500	1,314,779

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
West Corporation, Term B-8 Loan, 4.25%, 06/29/2018	$1,486,603	$1,509,734
		14,775,526
Electronics 2.8%
NXP B.V., Tranche C Loan, 4.75%, 01/11/2020	4,987,500	5,099,719
SunGard Data Systems, Inc., Tranche D Term Loan, 4.50%, 01/31/2020	4,488,750	4,542,076
		9,641,795
Energy 1.2%
Rice Drilling B, LLC, Term Loan 2nd Lien, L+7.25%, 10/11/2018(d)(e)	4,000,000	4,030,000
Furnishings, Housewares Durable Consumables 0.3%
Grohe Holding GmbH, U.S. Loan, 6.75%, 05/18/2017	946,420	949,732
Grocery 0.7%
Roundy's Supermarkets, Inc., Tranche B Term Loan, 5.75%, 02/13/2019	2,542,552	2,490,124
Healthcare, Education & Childcare 6.4%
AI Garden B.V., Facility B1, 5.15%, 09/20/2019	€4,000,000	5,284,139
BSN Medical Luxembourg Finance Holding Sarl, Facility B2, L+4.25%, 08/28/2019(d)(e)	2,000,000	2,663,680
Quintiles Transnational Corporation, Additional Term B-2 Loan, 4.50%, 06/08/2018	$4,565,110	4,623,316
Sheridan Holdings, Inc., Incremental Term Loan, 4.50%, 06/29/2018	3,897,745	3,944,050
WP Prism, Inc., Loan (Holdco), L+5.25%, 05/31/2018(c)(d)(e)	5,000,000	5,031,250
		21,546,435
Hotels, Motels, Inns & Gaming 4.3%
Affinity Gaming, Initial Term Loan, 5.50%, 11/09/2017	2,524,758	2,565,786
Caesars Entertainment Operating Company, Inc., Term B-4 Loans, 9.50%, 10/31/2016	3,487,147	3,535,827

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Cannery Casino Resorts, LLC, Term Loan 1st Lien, 6.00%, 10/02/2018	$3,482,500	$3,541,981
MGM Resorts International, Term Loan B, 4.25%, 12/20/2019	4,987,500	5,057,125
		14,700,719
Leisure, Amusement & Entertainment 2.1%
Delta 2 (Lux) Sarl, Facility B2 (USD), 6.00%, 04/30/2019	4,988,722	5,068,242
Equinox Holdings, Inc., Initial Term Loan, L+3.25%, 01/31/2020(d)(e)	2,000,000	2,018,760
		7,087,002
Machinery (Non-agricultural, Non-construction, Non-electronic) 1.9%
Doncasters U.S. Holdings, Inc., Term Loan, L+4.25%, 03/28/2020(d)(e)	2,500,000	2,517,700
Doncasters U.S. Holdings, Inc., Term Loan (GBP), L+4.75%, 04/06/2020(d)(e)	£1,000,000	1,569,560
Doncasters U.S. Holdings, Inc., Term Loan 2nd Lien, L+8.25%, 10/28/2020(d)(e)	$2,250,000	2,252,812
		6,340,072
Manufacturing 2.8%
Alliance Laundry Systems, LLC, Initial Term Loan, 4.50%, 12/10/2018	6,218,354	6,272,765
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, 9.50%, 12/10/2019	409,091	419,829
Generac Power Systems, Inc., Term Loan B, 6.25%, 05/30/2018	2,781,699	2,836,833
		9,529,427
Mining, Steel, Non-precious Metals 0.6%
FMG Resources Pty, Ltd., Loan, 5.25%, 10/18/2017	1,990,000	2,024,825
Oil & Gas 2.1%
Everest Acquisition, LLC, Tranche B-2 Loan, 4.50%, 04/30/2019	1,500,000	1,516,875

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Gibson Energy ULC, Tranche B Term Loan, L+3.75%, 06/15/2018(d)(e)	$2,000,000	$2,026,660
MEG Energy Corporation, Initial Term Loan, 3.75%, 03/31/2020	3,491,165	3,527,159
Midstates Petroleum Company, Inc., Unsecured Bridge Loan, L+8.00%, 04/19/2014(d)(e)(f)(g)	3,750,000	—
		7,070,694
Personal Transportation 2.1%
Air Medical Group Holdings, Inc., B-1 Term Loan, 6.50%, 06/30/2018	4,862,812	4,969,211
Rural/Metro Corporation, Term Loan, 5.75%, 06/29/2018	2,150,187	2,159,605
		7,128,816
Personal, Food & Miscellaneous Services 1.4%
Elior S.C.A., Facility I, L+4.75%, 03/31/2019(d)(e)	€3,500,000	4,604,644
Printing & Publishing 1.3%
Dex Media East, LLC, Term Loan, L+2.50%, 10/24/2014(d)(e)	$3,000,000	2,168,760
Dex Media West, LLC, Loan, 7.06%, 10/24/2014	2,900,759	2,286,756
		4,455,516
Retail Stores 0.5%
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/2017	1,585,761	1,605,980
Technology 2.3%
Applied Systems, Inc., Term Loan 2nd Lien, L+7.25%, 06/08/2017(d)(e)	400,000	401,000
Applied Systems, Inc., Tranche A Term Loan 2nd Lien Delayed Draw, L+7.25%, 06/08/2017(d)(e)(g)	200,000	1,250
Avaya, Inc., Term B-5 Loan, 8.00%, 03/30/2018	3,988,462	3,986,987
EIG Investors Corporation, Term Loan 1st Lien, 6.25%, 11/09/2019	1,995,000	2,009,962

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
EIG Investors Corporation, Term Loan 2nd Lien, 10.25%, 05/09/2020	$1,250,000	$1,256,250
		7,655,449
Waste Management 0.6%
Waste Industries USA, Inc., Term B Loan, 4.00%, 03/17/2017	1,995,000	2,022,431
Total Floating Rate Term Loans (Cost: $185,099,263)		187,218,867

Corporate Bonds 62.2%

Aerospace & Defense 2.6%
DAE Aviation Holdings, Inc., 144A, 11.25%, 08/01/2015	6,000,000	6,142,500
DynCorp International, Inc., 10.38%, 07/01/2017	2,750,000	2,715,625
		8,858,125
Automobile 0.8%
Titan International, Inc., 144A, 7.88%, 10/01/2017	2,500,000	2,687,500
Banking, Finance & Insurance 1.7%
TransUnion Holding Company, Inc., 9.63%, 06/15/2018(c)	5,212,000	5,720,170
Beverage, Food & Tobacco 0.9%
Michael Foods Holding, Inc., 144A, 8.50%, 07/15/2018(c)	2,850,000	2,992,500
Broadcasting & Entertainment 4.3%
Belo Corporation, 8.00%, 11/15/2016	1,164,000	1,245,480
Entravision Communications Corporation, 8.75%, 08/01/2017	6,156,000	6,648,480
Lamar Media Corporation, 9.75%, 04/01/2014	3,000,000	3,225,000
Sinclair Broadcast Group, Inc., 144A, 9.25%, 11/01/2017	3,000,000	3,255,000
		14,373,960
Buildings & Real Estate 2.7%
HD Supply, Inc., 10.50%, 01/15/2021	3,500,000	3,670,625

Corporate Bonds (continued)

	Principal Amount	Value(a)
Hillman Companies, Inc., 10.88%, 06/01/2018	$1,884,000	$2,086,530
Hillman Companies, Inc., 144A, 10.88%, 06/01/2018	3,040,000	3,366,800
		9,123,955
Cable & Satellite TV 4.8%
Intelsat (Luxembourg) S.A., 11.25%, 02/04/2017	1,000,000	1,065,000
Intelsat (Luxembourg) S.A., 144A, 8.13%, 06/01/2023	800,000	852,000
Unitymedia KabelBW GmbH, 144A, 9.63%, 12/01/2019	€2,500,000	3,708,933
UPC Holding B.V., 144A, 6.75%, 03/15/2023	3,000,000	4,046,058
Videotron, Ltee, 9.13%, 04/15/2018	$4,000,000	4,210,000
Virgin Media Finance PLC, 8.88%, 10/15/2019	£1,250,000	2,158,740
		16,040,731
Cargo Transportation 1.2%
Syncreon Global Finance (U.S.), Inc., 144A, 9.50%, 05/01/2018	$3,960,000	4,217,400
Chemicals, Plastics & Rubber 3.5%
Hexion U.S. Finance Corporation, 8.88%, 02/01/2018	3,000,000	3,180,000
Hexion U.S. Finance Corporation, 9.00%, 11/15/2020	2,000,000	2,080,000
Perstorp Holding AB, 144A, 8.75%, 05/15/2017	4,000,000	4,305,000
Vertellus Specialties, Inc., 144A, 9.38%, 10/01/2015	2,500,000	2,275,000
		11,840,000
Containers, Packaging & Glass 1.1%
Reynolds Group Holdings, Inc., 9.00%, 04/15/2019	1,900,000	2,052,000
Reynolds Group Holdings, Inc., 9.88%, 08/15/2019	1,500,000	1,683,750
		3,735,750
Diversified & Conglomerate Manufacturing 0.8%
CommScope, Inc., 144A, 8.25%, 01/15/2019	2,500,000	2,731,250

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Diversified & Conglomerate Services 6.2%
Abengoa S.A., 144A, 8.88%, 11/01/2017	$2,750,000	$2,640,000
Affinion Group Holdings, Inc., 11.50%, 10/15/2015	2,500,000	2,162,500
Brickman Group Holdings, Inc., 144A, 9.13%, 11/01/2018	2,365,000	2,574,894
Hertz Corporation, 144A, 8.50%, 07/31/2015	€6,000,000	8,330,910
West Corporation, 8.63%, 10/01/2018	$4,737,000	5,246,227
		20,954,531
Electronics 1.8%
Freescale Semiconductor, Inc., 144A, 10.13%, 03/15/2018	2,000,000	2,215,000
Syniverse Holdings, Inc., 9.13%, 01/15/2019	3,500,000	3,876,250
		6,091,250
Energy 1.0%
Memorial Production Partners, L.P., 144A, 7.63%, 05/01/2021	3,150,000	3,213,000
Forest Products 0.9%
Verso Paper Holdings, LLC, 11.75%, 01/15/2019	3,000,000	2,907,500
Healthcare, Education & Childcare 0.8%
Acadia Healthcare Company, Inc., 144A, 6.13%, 03/15/2021	2,700,000	2,821,500
Hotels, Motels, Inns & Gaming 3.4%
Affinity Gaming, 144A, 9.00%, 05/15/2018	2,165,000	2,354,437
Boyd Gaming Corporation, 9.13%, 12/01/2018	875,000	971,250
Caesars Entertainment Operating Company, Inc., 144A, 9.00%, 02/15/2020	2,000,000	1,970,000
Host Hotels & Resorts, L.P., 9.00%, 05/15/2017	5,835,000	6,112,466
		11,408,153

Corporate Bonds (continued)

	Principal Amount	Value(a)
Industrials 0.9%
Boart Longyear Management Pty, Ltd., 144A, 7.00%, 04/01/2021	$3,000,000	$3,060,000
Metals & Minerals 0.6%
Molycorp, Inc., 10.00%, 06/01/2020	2,000,000	1,960,000
Mining, Steel, Non-precious Metals 2.6%
CONSOL Energy, Inc., 8.00%, 04/01/2017	2,000,000	2,165,000
CONSOL Energy, Inc., 8.25%, 04/01/2020	1,300,000	1,456,000
Hecla Mining Company, 144A, 6.88%, 05/01/2021	1,930,000	1,915,525
Walter Energy, Inc., 144A, 8.50%, 04/15/2021	3,000,000	3,120,000
		8,656,525
Oil & Gas 7.3%
Bill Barrett Corporation, 7.00%, 10/15/2022	1,000,000	1,075,000
Bill Barrett Corporation, 7.63%, 10/01/2019	1,500,000	1,635,000
Halcon Resources Corporation, 144A, 8.88%, 05/15/2021	4,535,000	4,863,787
Halcon Resources Corporation, 144A, 9.75%, 07/15/2020	500,000	546,250
Midstates Petroleum Company, Inc., 144A, 10.75%, 10/01/2020	1,500,000	1,650,000
Parker Drilling Company, 9.13%, 04/01/2018	5,000,000	5,475,000
Quicksilver Resources, Inc., 8.25%, 08/01/2015	2,750,000	2,818,750
Quicksilver Resources, Inc., 11.75%, 01/01/2016	2,000,000	2,137,500
Venoco, Inc., 8.88%, 02/15/2019	1,000,000	1,007,500
Venoco, Inc., 11.50%, 10/01/2017	3,073,000	3,311,158
		24,519,945

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Packaging 1.1%
Albea Beauty Holdings S.A., 144A, 8.38%, 11/01/2019	$2,000,000	$2,150,000
Guala Closures Group S.p.A., 144A, 9.38%, 04/15/2018	€1,000,000	1,437,839
		3,587,839
Personal, Food & Miscellaneous Services 1.6%
B&G Foods, Inc., 7.63%, 01/15/2018	$5,000,000	5,362,500
Retail Stores 3.3%
Burlington Holdings, LLC, 144A, 9.00%, 02/15/2018(c)	2,500,000	2,593,750
IVS F S.p.A., 144A, 7.13%, 04/01/2020	€1,430,000	1,914,958
Petco Animal Supplies, Inc., 144A, 8.50%, 10/15/2017(c)	$2,000,000	2,087,500
Yankee Candle Company, Inc., 9.75%, 02/15/2017	4,500,000	4,663,170
		11,259,378
Service & Equipment 0.5%
Ceridian Corporation, 11.25%, 11/15/2015	1,637,000	1,696,341
Technology 2.0%
Avaya, Inc., 144A, 10.50%, 03/01/2021	2,000,000	1,845,000
GXS Worldwide, Inc., 9.75%, 06/15/2015	4,827,000	4,983,877
		6,828,877
Telecommunications 3.8%
Digicel Group, Ltd., 144A, 8.25%, 09/01/2017	4,000,000	4,210,000
Wind Acquisition Finance S.A., 5.46%, 04/30/2019(h)	€750,000	1,006,816
Wind Acquisition Finance S.A., 144A, 11.75%, 07/15/2017	$4,501,000	4,827,323
Windstream Corporation, 7.75%, 10/15/2020	1,000,000	1,097,500
Windstream Corporation, 8.13%, 08/01/2013	1,710,000	1,736,505
		12,878,144
Total Corporate Bonds (Cost: $205,676,429)		209,526,824

Collateralized Loan Obligations/
Collateralized Debt Obligations 20.2%(h)

	Principal Amount	Value(a)
Structured Finance Obligations 20.2%
Apidos CDO IX, 144A, 5.28%, 07/15/2023	$3,000,000	$3,027,375
Apidos CLO XII, 144A, 3.32%, 04/15/2025(f)	4,000,000	3,775,000
Atrium IX, 144A, 3.96%, 02/28/2024	2,500,000	2,378,225
Carlyle Global Market Strategies CLO 2012-1, Ltd., 144A, 4.78%, 01/20/2025	4,000,000	4,033,332
Cent XVII CLO, L.P., 144A, 3.79%, 01/30/2025	4,000,000	3,752,680
Finn Square CLO, Ltd., 144A, 4.12%, 12/24/2023	4,500,000	4,320,342
Galaxy XV CLO, Ltd., 144A, 3.68%, 04/15/2025	4,000,000	3,803,568
Greywolf CLO II, Ltd., 144A, 4.11%, 04/15/2025	4,000,000	3,896,020
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, 3.78%, 04/15/2025	4,000,000	3,828,144
ING IM CLO 2011-1, LLC, 144A, 3.58%, 06/22/2021	4,000,000	3,826,084
ING IM CLO 2013-1, Ltd., 144A, 4.79%, 04/15/2024(f)	3,000,000	2,928,750
KVK CLO 2013-1, Ltd., 144A, 4.65%, 04/14/2025	3,000,000	2,969,658
Magnetite VII CLO, Ltd., 144A, 4.78%, 01/15/2025	4,000,000	4,020,948
Mountain Hawk I CLO, Ltd., 144A, 3.50%, 01/20/2024	2,000,000	1,836,694
Oak Hill Credit Partners VIII, Ltd., 144A, 3.78%, 04/20/2025(e)(f)	4,000,000	3,895,000
OHA Credit Partners VII, Ltd., 144A, 4.29%, 11/20/2023	1,000,000	998,773
OZLM Funding III, Ltd., 144A, 4.15%, 01/22/2025	2,000,000	1,993,138
Silverado CLO 2006-I, Ltd., 144A, 2.03%, 04/11/2020	3,000,000	2,781,480
Symphony CLO XI, Ltd., 144A, 4.26%, 01/17/2025	2,750,000	2,690,996
Tralee CDO I, Ltd., 144A, 1.78%, 04/16/2022	3,000,000	2,608,203
Venture XII CDO, Ltd., 144A, 3.21%, 02/28/2024	1,000,000	1,000,029

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Collateralized Loan Obligations/
Collateralized Debt Obligations(h) (continued)

	Principal Amount	Value(a)
Venture XIII CDO, Ltd., 144A, 3.97%, 06/10/2025	$4,000,000	$3,846,468
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $67,068,507)		68,210,907
Total Investments — 137.9% (Cost: $457,844,199)		$464,956,598
Liabilities in Excess of Other Assets — (37.9%)		(127,849,448)
Net Assets — 100.0%		$337,107,150

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rate in this schedule represents the "all-in" rate at period end.

(c)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(f)  Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

(g)  Position is unfunded, see Note 2; value presented represents the market value of the funded portion, if any.

(h)  Variable rate coupon, rate shown as of April 30, 2013.

  As of April 30, 2013, the aggregate cost of securities for Federal income tax purposes was $457,844,199.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$8,151,969
Gross unrealized depreciation	(1,039,570)
Net unrealized appreciation	$7,112,399

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

Currencies:

£  British Pounds

€  Euro Currency

$  U.S. Dollars

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $457,844,199)	$464,956,598
Cash	19,272,930
Cash denominated in foreign currency, at value (cost $11,164,677)	11,454,634
Receivable for securities sold	32,483,208
Receivable for fund shares issued	51,460
Interest and principal receivable	5,636,661
Deferred debt issuance cost	326,000
Prepaid expenses	131,872
Total assets	534,313,363
Liabilities:
Line of credit outstanding	128,944,854
Payable for securities purchased	67,612,095
Payable for investment advisory fees	380,988
Payable for interest expense	97,803
Payable for investor support fees	45,718
Payable for administration, custodian and transfer agent fees	32,903
Accrued expenses and other payables	91,852
Total liabilities	197,206,213
Net assets	$337,107,150
Net assets consist of:
Paid-in capital	$327,140,925
Distributions in excess of net investment income	(1,021,106)
Accumulated net realized gain on investments and foreign currency	3,684,539
Net unrealized appreciation/(depreciation) on investments and foreign currency	7,302,792
Net assets	$337,107,150
Common shares:
Shares outstanding	17,163,535
Net asset value per share	$19.64

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the period ended April 30, 2013(a) (Unaudited)

Investment income:
Interest	$9,764,674
Expenses:
Investment advisory fees (Note 6)	1,617,199
Interest expense (Note 5)	358,612
Investor support fees (Note 6)	194,064
Legal fees	112,649
Administration, custodian and transfer agent fees (Note 6)	108,516
Amortization of debt issuance cost (Note 5)	92,630
Audit fees	38,113
Directors fees	36,191
Other expenses	198,109
Total expenses	2,756,083
Net investment income	7,008,591
Net realized and change in unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	3,552,355
Net realized gain on foreign currency	132,184
Net change in unrealized appreciation/(depreciation) on investments	7,112,399
Net change in unrealized appreciation/(depreciation) on foreign currency	190,393
Net realized and change in unrealized gain on investments and foreign currency	10,987,331
Total increase in net assets resulting from operations	$17,995,922

(a) The Fund commenced operations on November 27, 2012.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Changes in Net Assets

Period Ended April 30, 2013(a) (Unaudited)
Increase (decrease) in net assets from operations:
Net investment income	$7,008,591
Net realized gain on investments and foreign currency	3,684,539
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	7,302,792
Net increase from operations	17,995,922
Distributions to shareholders from:
Net investment income	(8,029,697)
Increase in net assets from operations and distributions	9,966,225
Share transactions:
Proceeds from sale of shares (net of offering costs of $686,000)	326,879,000
Value of distributions reinvested	161,925
Net increase from share transactions	327,040,925
Total increase in net assets	337,007,150
Net Assets, beginning of period	100,000
Net Assets, end of period	$337,107,150
Distributions in excess of net investment income	$(1,021,106)

(a) The Fund commenced operations on November 27, 2012.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the period ended April 30, 2013(a) (Unaudited)

Operating activities:
Net increase in net assets from operations	$17,995,922
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(850,237,022)
Proceeds from the sale of investments	395,546,580
Amortization and accretion of discounts and premiums	399,330
Net realized gain on investments	(3,552,355)
Net realized gain on foreign currency	(132,184)
Net change in unrealized appreciation/(depreciation) on investments	(7,112,399)
Net change in unrealized appreciation/(depreciation) on foreign currency	(190,393)
Changes in operating assets and liabilities:
Receivable for securities sold	(32,483,208)
Interest and principal receivable	(5,636,661)
Deferred debt issuance cost	(326,000)
Prepaid expenses	(131,872)
Payable for securities purchased	67,612,095
Payable for investment advisory fees	380,988
Payable for interest expense	97,803
Payable for investor support fees	45,718
Payable for administration, custodian and transfer agent fees	32,903
Accrued expenses and other payables	91,852
Net cash provided by operating activities	(417,598,903)
Financing activities:
Line of credit outstanding	128,944,854
Proceeds from sale of shares	327,513,540
Offering costs paid for sale of shares	(686,000)
Distributions paid — common shareholders — net	(7,867,772)
Net cash provided by financing activities	447,904,622
Effect of exchange rate changes on cash	321,845
Net increase in cash	30,627,564
Cash:
Beginning of period	100,000
End of period	$30,727,564
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$260,809
Reinvestment of distributions	161,925

(a) The Fund commenced operations on November 27, 2012.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Period Ended, April 30, 2013(a) (Unaudited)
Net asset value, beginning of period	$19.10
Income from investment operations:
Net investment income	0.41
Net realized and change in unrealized gain	0.64
Total from investment operations	1.05
Less distributions declared to shareholders:
From net investment income	(0.47)
Capital share transactions:
Common share offering costs charged to paid-in capital	(0.04)
Net asset value common shares, end of period	$19.64
Market value common shares, end of period	$19.90
Net asset value total return(b)	5.32	%(c)
Market value total return(d)	1.92	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$337,107
Expenses, inclusive of interest expense and amortization of debt issuance cost	2.03	%(e)
Expenses, exclusive of interest expense and amortization of debt issuance cost	1.70	%(e)
Net investment income	5.17	%(e)
Portfolio turnover	102	%(c)

(a)  The Fund commenced operations on November 27, 2012.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(c)  Not annualized.

(d)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(e)  Annualized.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

April 30, 2013 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified, management investment company, and has elected to be treated as a Registered Investment Company ("RIC"). The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") serves as the investment adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange (the "Exchange") and trade under the ticker symbol "ARDC".

The Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade, and (iii) debt securities ("CLO Debt Securities") issued by entities commonly referred to, and referred to herein, as collateralized loan obligations ("CLOs"). The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Accounting Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements ("Unfunded loan commitments"). Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of April 30, 2013, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $3,950,000.

Interest Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments, foreign currency and derivative contracts in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Offering Expenses

The Adviser or an affiliate of the Adviser has agreed to pay all offering costs (other than sales loads) incurred in connection with the Fund's initial public offering in excess of $0.04 per share. Offering costs to be incurred by the Fund are $686,000 in connection with the Fund's Initial Public Offering and are reported on the Statement of Changes in Net Assets as an offset to Proceeds from sale of shares.

Dividends and Distributions

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of interest owed with respect to notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's NAV and, over time, potentially increase the Fund's expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of Directors may elect to change the Fund's distribution policy at any time.

Organizational Expenses

The Adviser or an affiliate of the Adviser paid all of the Fund's organizational expenses. As a result, organizational expenses of the Fund are not reflected in the Fund's financial statement.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the income earned up to December 31, 2012, the Fund paid a U.S. Federal excise tax of $10,468. In 2012, as the Fund was in its first year of operation, it was deemed prudent, for cash management purposes, for the Fund to pay the nominal excise tax.

As of April 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of Fair Value Measurements and Disclosures under U.S. generally accepted accounting principles ("U.S. GAAP"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines "fair value" as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment. The hierarchal disclosure framework establishes a three tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Fund's investments is primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Fund's custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund's Board of Directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of collateralized loan obligations is estimated based on various valuation models of third party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The main inputs into the Adviser's valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loan	—	169,276,335	17,942,532	187,218,867
Corporate Bonds	—	208,088,985	1,437,839	209,526,824
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	68,210,907	68,210,907
Total Investments	—	377,365,320	87,591,278	464,956,598

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended April 30, 2013:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 11/27/12(a)	—	—	—	—
Purchases(b)	17,642,451	1,447,710	67,007,783	86,097,944
Sales(c)	(7,798)	—	—	(7,798)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	301,847	(9,871)	1,142,400	1,434,376
Accrued discounts/ (premiums)	6,032	—	60,724	66,756
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 4/30/13	17,942,532	1,437,839	68,210,907	87,591,278
Net change in unrealized appreciation/ (depreciation) from Investments held as of 4/30/13	301,865	(9,871)	1,142,400	1,434,394

(a) Commencement of operations.

(b) Purchases include paid-in-kind interest and securities received from restructure.

(c) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of April 30, 2013, maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	—	Fair valued by the Adviser	N/A	N/A
	17,942,532	Broker quotes and/or 3rd party pricing services	N/A	N/A
	17,942,532
Corporate Bonds	1,437,839	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligation/ Collateralized Debt Obligation	10,598,750	Fair valued by the Adviser	N/A	N/A
	57,612,157	Broker quotes and/or 3rd party pricing services	N/A	N/A
	68,210,907
Total Level 3 Investments	87,591,278

(4) Common Stock

During the period ended April 30, 2013, the Fund issued 8,773 common shares in connection with the Fund's dividend reinvestment plan. As of April 30, 2013, the Fund has 17,163,535 common shares issued and outstanding.

(5) Credit Facility

On January 03, 2013, the Fund entered into a credit agreement with State Street Bank and Trust (the "Lender") in which the Lender agreed to make loans up to $150 million to the Fund under a revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.15%. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.15%. Upfront fees including related legal expenses incurred by the Fund in connection with the credit facility were deferred and are amortized on a straight line basis over a two-year period. These amounts are included in the Statement of Operations as Amortization of debt issuance cost. The Fund entered into this credit agreement to have the ability, if necessary, to purchase investments.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

The weighted average outstanding daily balance of all loans during the period from January 3, 2013 to April 30, 2013 was approximately $82,597,339 with a weighted average borrowing cost of 1.34%. At April 30, 2013, the amounts outstanding under this Credit Facility were $128,944,854.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the "Investment Advisory and Management Agreement"). Pursuant to the Investment Advisory and Management Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. In addition to management and advisory services, the Adviser or any of its affiliates provides certain administrative services, including accounting, legal, clerical or administrative services, to the Fund at the request of the Fund. The Adviser has the right to be reimbursed for such costs, provided that no such reimbursement shall be payable by the Fund in respect of costs of the Adviser or its affiliates incurred prior to November 1, 2014.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street will provide certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street will also perform custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund will pay State Street for these services. The total expenses incurred for the period ended April 30, 2013, was $108,516.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund. The Fund will pay Destra 0.12% of Managed Assets for the first year of operation and 0.10% thereafter. The terms of this agreement shall be in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the period ended April 30, 2013 were $194,064.

(7) Investment Transactions

For the period ended April 30, 2013, the cost of purchases and proceeds from sales of securities, excluding short obligations, was $804,315,742 and $362,443,176, respectively.

(8) Risks Involved in Investing in the Fund

The principal risks of investing in the Fund are described below:

Investment and Market Risk: An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund's common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund's risks and, in turn, the risks to the Fund's common shareholders.

Bank Loan Risk: The Senior Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although Senior Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the Borrowers. Such Borrowers are more likely than investment grade Borrowers to default on their payments of

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund's common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Corporate Bond Risk: The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. There is a risk that the issuers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund invests primarily in Corporate Bonds that are high yield issues rated below investment grade. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse issuer-specific developments.

Collateralized Loan Obligations Risk: CLO Debt Securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO Debt Securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs. CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Debt Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations.

The market value of CLO Debt Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Debt Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Below Investment Grade Rating Risk: Corporate Bonds that are rated below investment grade are often referred to as "high yield" securities. Below investment grade Senior Loans, high yield securities and other similar instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade rated Corporate Bonds and Senior Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Corporate Bond and Senior Loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. Below investment grade Corporate Bonds and Senior Loans and similar instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such Corporate Bonds, Senior Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Credit Risk: Credit risk is the risk that one or more loans or debt securities in the Fund's portfolio will decline in price or one or more Borrowers will fail to pay interest or principal when due because one or more Borrowers experiences a decline in its financial condition. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund's investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Corporate Bonds, Senior Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower's revenues or a general economic downturn, than are the prices of higher grade securities or loans.

Prepayment Risk: During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For Corporate Bonds, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade Corporate Bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than the stated principal amount) only if certain prescribed conditions are met ("Call Protection"). An issuer may redeem Corporate Bonds if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Fixed income securities may be purchased at prices below or above their stated principal amount. For premium Corporate Bonds (Corporate Bonds acquired at prices that exceed their stated principal amount), prepayment risk may be enhanced given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount. Senior Loans and Subordinated Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans and Subordinated Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan and Subordinated Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk: Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the Fund's net asset value. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund's net asset value.

Liquidity Risk: The Fund generally considers "illiquid securities" to be securities or loans that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Indemnification Risk: In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

(9) Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current calendar year. For tax purposes, net capital losses may be carried over to offset future capital gains, if any.

(10) Subsequent Events

The Adviser has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date when financial statements are available for issuance, and has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

April 30, 2013

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available (1) on the Fund's website located at http://www.aresdc.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2013

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have net investment income dividends distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved. Persons who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's shares, together with the shares of other Participants, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the Fund's net asset value per share on the date the shares are issued, unless the Fund's net asset value is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th floor, Boston, Massachusetts, 02116 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Persons who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116 or by telephone at (877) 272-8164.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2013

Approval of Investment Advisory Agreement

The Board of Directors of the Fund, a majority of whom are not "interested persons" (as defined in the Investment Company Act) of the Fund (the "Independent Directors"), approved the Investment Advisory Agreement at a meeting held on October 25, 2012.

The Board of Directors of the Fund has the responsibility under the Investment Company Act to approve the Fund's proposed Investment Advisory Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose of voting on such approvals or renewals. In addition, the Fund's Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning investment performance, comparability of fees, total expenses and profitability at any future meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's investment advisory and administrative arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement will include deliberations at future meetings.

At a Board meeting held on October 25, 2012, all of the Directors present at the meeting, including all of the Independent Directors, approved the Investment Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Advisory Agreement, the Fund's Board of Directors reviewed certain information provided to the Board, which included: (1) information concerning the services that will be rendered to the Fund by the Adviser, and the fees that will be paid by the Fund to the Adviser; (2) comparative information, comparing the Fund's advisory fees and expenses to those of its relevant peer group; (3) the Adviser's Form ADV; (3) a memorandum outlining the legal duties of the Board under the Investment Company Act; and (4) other reports of and presentations by representatives of the Adviser.

In determining whether to approve the Investment Advisory Agreement, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser — With respect to the nature, extent and quality of services to be provided by the Adviser, the Board reviewed the information regarding the types of services to be provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources that would be dedicated to performing services for the Fund. The Board also noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser that would be involved with the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. Based on their review, the Board concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement were satisfactory.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance, it was noted that because the Fund had not commenced operations, it did not have its own performance history. Instead, the Board reviewed and considered the Adviser's past performance record with other accounts investing in similar types of securities. The Board noted that the performance of such accounts since inception had been acceptable.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund — The Board noted that, because the Fund had not yet commenced operations, the Board was unable to consider historical information about the profitability of the Fund to the Adviser. However, it was also noted that the Adviser had agreed to provide the Board with profitability information in connection with future proposed continuances of the Advisory Agreement.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board recognized that, because the Fund had not yet begun operations, economies of scale were difficult to measure and identify at this stage. In addition, the directors noted that the Fund's size was uncertain and that once the Fund commenced operations, as a closed-end fund it was unlikely to grow significantly absent an unusual corporate action such as a material acquisition or a rights offering.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2013

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the proposed management fees and expenses, the Board considered the Fund's management fees and the Fund's expected expense ratios in absolute terms and as compared with the fees and expenses of comparable peer groups of unaffiliated funds provided by Lipper, an independent third party, and by the Adviser. Based upon the comparative fee information provided, the Board noted that the Fund's advisory fees were generally in line with those of comparable funds identified by the Adviser and with the Fund's Lipper peer group. The Board also noted that the Fund is a multi-asset fund and that this affected its expense ratio. It further noted that the Fund would be unable to realize certain economies of scale since it, unlike many of the competitor funds, would not be part of a large fund family. It recognized that the ultimate size of the Fund would depend on the success of its initial public offering and that the expense ratio information reviewed by them was based upon Managed Assets of $400 million, so that to the extent Managed Assets are ultimately more or less than this amount the Fund's actual expense ratio would be favorably or unfavorably impacted. The Board also considered that the Investment Advisory Agreement provides that, beginning in the Fund's third fiscal year, the Fund may reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates, and that such reimbursements, to the extent requested and paid, would result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their proposed relationships with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates would trade with the Fund, or execute portfolio transactions of its behalf, and that the Adviser had confirmed that the Fund would not invest in securities issued by affiliates of the Adviser including CLOs sponsored by the Adviser. However, they recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

No single factor was identified as being determinative to the Board decision. After discussion, the Board, including a majority of the Independent Directors, concluded that the terms of the Advisory Agreement were fair and reasonable, that the Adviser's fees are reasonable in light of the services expected to be provided to the Fund, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment, and the Investment Advisory Agreement was approved.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2013

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

DRIP Administrator

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, Illinois 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Proskauer Rose LLP
2049 Century Park East, Suite 3200
Los Angeles, CA 90067

Shareholder Mailing Requests

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
1-888-742-1305

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2013

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2013

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2013

Officers

Name	Title	Address
Seth J. Brufsky	President & Chief Executive Officer	Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Daniel F. Nguyen	Chief Financial Officer	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Anthony S. Dell	Chief Compliance Officer	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Sunny Parmar	Treasurer	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Daniel J. Hall	General Counsel & Chief Legal Officer & Secretary	Ares Capital Management II LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
Michael Weiner	Vice President & Assistant Secretary	Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067

Directors

Name
David A. Sachs (Chairman)
Seth J. Brufsky
Michael H. Diamond (Independent — Lead Independent Director)
Philip R. Erlanger (Independent)
John J. Shaw (Independent)

Semi-Annual Report 2013

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Schedule of Investments.

a.              Schedule of Investments is included as part of Item 1 of this Form N-CSR.

b.              Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the registrant’s portfolio managers.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable for this filing.

(a)(2)                  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable for this filing.

(b)                                 The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer of Ares Dynamic Credit Allocation Fund, Inc.

Date:	July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer of Ares Dynamic Credit Allocation Fund, Inc.

Date:	July 2, 2013

By:	/s/ Daniel F. Nguyen
Daniel F. Nguyen
Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc.

Date:	July 2, 2013